Exhibit 4.1 PURSUANT TO §44-14-35.1 OF OFFICIAL CODE OF GEORGIA ANNOTATED, THIS INSTRUMENT EMBRACES, COVERS AND CONVEYS SECURITY TITLE TO AFTER-ACQUIRED PROPERTY OF THE GRANTOR OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), GRANTOR, to U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, TRUSTEE EIGHTY-EIGHTH SUPPLEMENTAL INDENTURE Relating to the Series 2024 (FFB AF48) Note, Series 2024 (RUS AF48) Reimbursement Note, Series 2024 (FFB AG48) Note, Series 2024 (RUS AG48) Reimbursement Note, Series 2024 (FFB AH48) Note and Series 2024 (RUS AH48) Reimbursement Note Dated as of May 30, 2024 FIRST MORTGAGE OBLIGATIONS NOTE TO CLERK OF THE GEORGIA SUPERIOR COURT AND GEORGIA TAX COMMISSIONER: THIS INSTRUMENT IS EXEMPT FROM THE INTANGIBLES RECORDING TAX PURSUANT TO THE RULES AND REGULATIONS OF THE STATE OF GEORGIA § 560-11-8-.14(A) BECAUSE THIS INSTRUMENT SECURES NOTES, THE HOLDERS OF WHICH ARE THE FEDERAL FINANCING BANK, AN INSTRUMENTALITY OF THE UNITED STATES OF AMERICA, AND THE RURAL UTILITIES SERVICE, AN AGENCY OF THE UNITED STATES OF AMERICA.

1 THIS EIGHTY-EIGHTH SUPPLEMENTAL INDENTURE, dated as of May 30, 2024, is between OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), formerly known as Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation), an electric membership corporation organized and existing under the laws of the State of Georgia, as Grantor (the “Company”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as successor to U.S. Bank National Association (as successor to SunTrust Bank, formerly SunTrust Bank, Atlanta), as Trustee (in such capacity, the “Trustee”). WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of March 1, 1997 (the “Original Indenture”), for the purpose of securing its Existing Obligations and providing for the authentication and delivery of Additional Obligations by the Trustee from time to time under the Original Indenture (capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Original Indenture as provided in Section 2.1 hereof); WHEREAS, the Original Indenture has heretofore been supplemented and amended by eighty-seven Supplemental Indentures (the Original Indenture, as heretofore, hereby and hereafter supplemented and amended, the “Indenture”), and the Original Indenture and the eighty-seven Supplemental Indentures have been recorded as set forth on Schedule 1 attached hereto; WHEREAS, the Company is entering into a Thirteenth Amended and Restated Loan Contract, dated as of May 30, 2024 (as it may be amended, supplemented and/or restated from time to time, the “Amended and Restated Loan Contract”), with the United States of America, acting by and through the Administrator of the Rural Utilities Service (“RUS”) which, among other things, provides the terms and conditions of (i) a loan from the Federal Financing Bank (“FFB”) in a principal amount of $87,943,000 (the “FFB AF48 Loan”), (ii) a loan from FFB in a principal amount of $17,515,000 (the “FFB AG48 Loan”), and (iii) a loan from FFB in a principal amount of $755,208,000 (the “FFB AH48 Loan”); WHEREAS, (i) the Company’s obligation to repay the FFB AF48 Loan will be evidenced by that certain Series 2024 (FFB AF48) Note, dated May 30, 2024 (the “Series 2024 (FFB AF48) Note”), from the Company to FFB, (ii) the Company’s obligation to repay the FFB AG48 Loan will be evidenced by that certain Series 2024 (FFB AG48) Note, dated May 30, 2024 (the “Series 2024 (FFB AG48) Note”), from the Company to FFB, and (iii) the Company’s obligation to repay the FFB AH48 Loan will be evidenced by that certain Series 2024 (FFB AH48) Note, dated May 30, 2024 (the “Series 2024 (FFB AH48) Note”), from the Company to FFB; WHEREAS, RUS will guarantee the Company’s obligation to repay the FFB AF48 Loan, the FFB AG48 Loan and the FFB AH48 Loan; WHEREAS, the Company will be obligated to reimburse RUS for any payments made to FFB on behalf of the Company in connection with the FFB AF48 Loan, the FFB AG48 Loan and the FFB AH48 Loan, and such reimbursement obligations by the Company will be

2 evidenced by (i) with respect to the FFB AF48 Loan, that certain Series 2024 (RUS AF48) Reimbursement Note, dated May 30, 2024 (the “Series 2024 (RUS AF48) Reimbursement Note,” and together with the Series 2024 (FFB AF48) Note, collectively, the “AF48 Notes”), from the Company to RUS, (ii) with respect to the FFB AG48 Loan, that certain Series 2024 (RUS AG48) Reimbursement Note, dated May 30, 2024 (the “Series 2024 (RUS AG48) Reimbursement Note,” and together with the Series 2024 (FFB AG48) Note, collectively, the “AG48 Notes”), from the Company to RUS, and (iii) with respect to the FFB AH48 Loan, that certain Series 2024 (RUS AH48) Reimbursement Note, dated May 30, 2024 (the “Series 2024 (RUS AH48) Reimbursement Note,” and together with the Series 2024 (FFB AH48) Note, collectively, the “AH48 Notes”), from the Company to RUS; WHEREAS, the Company desires to execute and deliver this Eighty-Eighth Supplemental Indenture, in accordance with the provisions of the Indenture, for the purpose of (i) providing for the creation and designation of the AF48 Notes, the AG48 Notes and the AH48 Notes (collectively, the “Notes”) as Additional Obligations and specifying the forms and provisions thereof, and (ii) conveying and confirming unto the Trustee the property more particularly described on Exhibit A hereto; WHEREAS, Section 12.1 of the Original Indenture provides that, without the consent of the Holders of any of the Obligations at the time Outstanding, the Company, when authorized by a Board Resolution, and the Trustee, may enter into a Supplemental Indenture for the purposes and subject to the conditions set forth in said Section 12.1, including to better assure, convey and confirm unto the Trustee any property subjected to the lien of the Indenture and to create additional series of Obligations under the Indenture and to make provisions for such additional series of Obligations; and WHEREAS, all acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to secure under the Indenture the payment of the principal of (and premium, if any) and interest on the Notes, to make the Notes to be issued hereunder, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligations of the Company, and to constitute the Indenture a valid and binding lien for the security of the Notes, in accordance with its terms, have been done and taken; and the execution and delivery of this Eighty-Eighth Supplemental Indenture have been in all respects duly authorized by the Company; NOW, THEREFORE, THIS EIGHTY-EIGHTH SUPPLEMENTAL INDENTURE WITNESSETH, that, to secure the payment of the principal of (and premium, if any) and interest on the Outstanding Secured Obligations, including, when authenticated and delivered, the Notes, to confirm the lien of the Indenture upon the Trust Estate, including property purchased, constructed or otherwise acquired by the Company since the date of execution of the Original Indenture, to secure performance of the covenants therein and herein contained, to declare the terms and conditions on which the Notes are secured, and in consideration of the premises thereof and hereof, the Company by these presents does grant, bargain, sell, alienate, remise, release, convey, assign, transfer, mortgage, hypothecate, pledge, set over and confirm to the Trustee, and its successors and assigns in the trust created thereby and hereby, in trust, all property, rights, privileges and franchises (other than Excepted Property or Excludable Property)

3 of the Company, whether now owned or hereafter acquired, of the character described in the Granting Clauses of the Original Indenture, wherever located, including all such property, rights, privileges and franchises acquired since the date of execution of the Original Indenture, including, without limitation, all property described in Exhibit A hereto; subject to all exceptions, reservations and matters of the character referred to in the Indenture, and does grant a security interest therein for the purposes expressed herein and in the Indenture subject in all cases to Sections 5.2 and 11.2B of the Original Indenture, and to the rights of the Company under the Indenture including the rights set forth in Article V thereof; but expressly excepting and excluding from the lien and operation of the Indenture all properties of the character specifically excepted as “Excepted Property” or “Excludable Property” in the Indenture to the extent contemplated thereby. PROVIDED, HOWEVER, that if, upon the occurrence of an Event of Default, the Trustee, or any separate trustee or co-trustee appointed under Section 9.14 of the Original Indenture or any receiver appointed pursuant to statutory provision or order of court, shall have entered into possession of all or substantially all of the Trust Estate, all the Excepted Property described or referred to in Paragraphs A through H, inclusive, of “Excepted Property” in the Original Indenture then owned or thereafter acquired by the Company, shall immediately, and, in the case of any Excepted Property described or referred to in Paragraphs I, J, L, N and P of “Excepted Property” in the Original Indenture (excluding the property described in Section 2 of Exhibit B in the Original Indenture) upon demand of the Trustee or such other trustee or receiver, become subject to the lien of the Indenture to the extent permitted by law, and the Trustee or such other trustee or receiver may, to the extent permitted by law, at the same time likewise take possession thereof, and whenever all Events of Default shall have been cured and the possession of all or substantially all of the Trust Estate shall have been restored to the Company, such Excepted Property shall again be excepted and excluded from the lien of the Indenture to the extent and otherwise as hereinabove set forth and as set forth in the Indenture. The Company may, however, pursuant to the Granting Clause Third of the Original Indenture subject to the lien of the Indenture any Excepted Property or Excludable Property, whereupon the same shall cease to be Excepted Property or Excludable Property. TO HAVE AND TO HOLD all such property, rights, privileges and franchises hereby and hereafter (by a Supplemental Indenture or otherwise) granted, bargained, sold, alienated, remised, released, conveyed, assigned, transferred, mortgaged, hypothecated, pledged, set over or confirmed as aforesaid, or intended, agreed or covenanted so to be, together with all the tenements, hereditaments and appurtenances thereto appertaining (said properties, rights, privileges and franchises, including any cash and securities hereafter deposited or required to be deposited with the Trustee (other than any such cash which is specifically stated in the Indenture not to be deemed part of the Trust Estate) being part of the Trust Estate), unto the Trustee, and its successors and assigns in the trust created by the Indenture, forever. SUBJECT, HOWEVER, to (i) Permitted Exceptions and (ii) to the extent permitted by Section 13.6 of the Original Indenture as to property hereafter acquired (a) any duly recorded or perfected prior mortgage or other lien that may exist thereon at the date of the acquisition thereof by the Company and (b) purchase money mortgages, other purchase money liens, chattel

4 mortgages, conditional sales agreements or other title retention agreements created by the Company at the time of acquisition thereof. BUT IN TRUST, NEVERTHELESS, with power of sale, for the equal and proportionate benefit and security of the Holders from time to time of all the Outstanding Secured Obligations without any priority of any such Obligation over any other such Obligation and for the enforcement of the payment of such Obligations in accordance with their terms. UPON CONDITION that, until the happening of an Event of Default and subject to the provisions of Article V of the Original Indenture, and not in limitation of the rights elsewhere provided in the Indenture, including the rights set forth in Article V of the Original Indenture, the Company shall be permitted to (i) possess and use the Trust Estate, except cash, securities, Designated Qualifying Securities and other personal property deposited, or required to be deposited, with the Trustee, (ii) explore for, mine, extract, separate and dispose of coal, ore, gas, oil and other minerals, and harvest standing timber, and (iii) receive and use the rents, issues, profits, revenues and other income, products and proceeds of the Trust Estate. THE INDENTURE, INCLUDING THIS EIGHTY-EIGHTH SUPPLEMENTAL INDENTURE, is given to secure the Outstanding Secured Obligations, and is intended to operate and is to be construed as a deed passing title to the Trust Estate and is made under the provisions of the laws of the State of Georgia relating to deeds to secure debt, and not as a mortgage or deed of trust, and is given to secure the Outstanding Secured Obligations. Should the indebtedness secured by the Indenture be paid according to the tenor and effect thereof when the same shall become due and payable and should the Company perform all covenants contained in the Indenture in a timely manner, then the Indenture shall be canceled and surrendered. AND IT IS HEREBY COVENANTED AND DECLARED that the Notes are to be authenticated and delivered and the Trust Estate is to be held and applied by the Trustee, subject to the covenants, conditions and trusts set forth herein and in the Indenture, and the Company does hereby covenant and agree to and with the Trustee, for the equal and proportionate benefit of all Holders of the Outstanding Secured Obligations, as follows: ARTICLE I THE AF48 NOTES AND CERTAIN PROVISIONS RELATING THERETO Section 1.1 Authorization and Terms of the Series 2024 (FFB AF48) Note. There shall be created and established an Additional Obligation in the form of a future advance promissory note known as and entitled the “Series 2024 (FFB AF48) Note,” the form, terms and conditions of which shall be substantially as set forth in or determined by the method prescribed pursuant to this Section and Section 1.2 hereof. The face principal amount of the Series 2024 (FFB AF48) Note is limited to $87,943,000.

5 The Series 2024 (FFB AF48) Note shall be authenticated and delivered as a Conditional Obligation pursuant to Section 4.8 of the Original Indenture. If the Series 2024 (FFB AF48) Note is duly executed and issued by the Company, authenticated and delivered by the Trustee and received and held by FFB, then any advance under the Series 2024 (FFB AF48) Note made in compliance with Section 4.8 of the Original Indenture will be equally and proportionately secured under the Indenture with all other Outstanding Secured Obligations. The Series 2024 (FFB AF48) Note shall be dated May 30, 2024. The Series 2024 (FFB AF48) Note shall have a final maturity date of December 31, 2053, and each advance under the Series 2024 (FFB AF48) Note shall bear interest from the date of advance until the maturity date for such advance (unless repaid sooner) at rates calculated as provided for in the form of note prescribed pursuant to Section 1.2 hereof. The Series 2024 (FFB AF48) Note shall be authenticated and delivered to, and made payable to, FFB. All payments, including prepayments, made on the Series 2024 (FFB AF48) Note shall be made as provided in the Series 2024 (FFB AF48) Note and the Amended and Restated Loan Contract (and shall not be governed by the provisions of Section 1.14 or Article XIV of the Original Indenture), and shall be made in lawful money of the United States of America which will be immediately available on the date payment is due. Section 1.2 Form of the Series 2024 (FFB AF48) Note. The Series 2024 (FFB AF48) Note and the Trustee’s certificate of authentication for the Series 2024 (FFB AF48) Note shall be substantially in the form set forth in an Officers’ Certificate to be delivered to the Trustee by the Company, which shall establish the terms and conditions of the Series 2024 (FFB AF48) Note pursuant to Section 2.1 of the Original Indenture, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture. Pursuant to Section 1.20 of the Original Indenture, the United States of America, acting by and through the Administrator of RUS, shall be, and shall have the rights of, the Holder of the Series 2024 (FFB AF48) Note for all purposes under the Indenture at all times during which the Series 2024 (FFB AF48) Note continues to be guaranteed by the United States of America, acting by and through the Administrator of RUS. Section 1.3 Authorization and Terms of the Series 2024 (RUS AF48) Reimbursement Note. There shall be created and established an Additional Obligation in the form of a reimbursement note known as and entitled the “Series 2024 (RUS AF48) Reimbursement Note,” the form, terms and conditions of which shall be substantially as set forth in or determined by the method prescribed pursuant to this Section and Section 1.4 hereof. If the Series 2024 (RUS AF48) Reimbursement Note is duly executed and issued by the Company, authenticated and delivered by the Trustee and received and held by the Holder thereof, then reimbursement obligations evidenced thereunder that relate to advances under the

6 Series 2024 (FFB AF48) Note made in compliance with Section 4.8 of the Original Indenture will be equally and proportionately secured under the Indenture with all other Outstanding Secured Obligations. The Series 2024 (RUS AF48) Reimbursement Note shall be dated May 30, 2024. The Series 2024 (RUS AF48) Reimbursement Note shall mature and shall bear interest for the periods and at the rates calculated as provided for in the form of note prescribed pursuant to Section 1.4 hereof. The Series 2024 (RUS AF48) Reimbursement Note shall be authenticated and delivered to, and made payable to, the United States of America, acting by and through the Administrator of RUS. All payments, including prepayments, made on the Series 2024 (RUS AF48) Reimbursement Note shall be made as provided in the Series 2024 (RUS AF48) Reimbursement Note and the Amended and Restated Loan Contract (and shall not be governed by the provisions of Section 1.14 or Article XIV of the Original Indenture) to the United States of America, acting by and through the Administrator of RUS, at the United States Treasury, Washington, D.C., and shall be made in lawful money of the United States of America which will be immediately available on the date payment is due. The Series 2024 (RUS AF48) Reimbursement Note is an Additional Obligation issued by the Company for the purpose of evidencing the Company’s obligation to reimburse the United States of America, acting by and through the Administrator of RUS, for all amounts paid, or for any advances or loans made to or on behalf of the Company, on account of the guarantee by the United States of America, pursuant to the Rural Electrification Act of 1936, as amended, of the Series 2024 (FFB AF48) Note, and related interest, fees, costs, penalties, charges and other amounts, and constitutes an “RUS Reimbursement Obligation” as described in Section 4.9 of the Original Indenture. Section 1.4 Form of the Series 2024 (RUS AF48) Reimbursement Note. The Series 2024 (RUS AF48) Reimbursement Note and the Trustee’s certificate of authentication for such Series 2024 (RUS AF48) Reimbursement Note shall be substantially in the form set forth in an Officers’ Certificate to be delivered to the Trustee by the Company, which shall establish the terms and conditions of the Series 2024 (RUS AF48) Reimbursement Note pursuant to Section 2.1 of the Original Indenture, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture. ARTICLE II THE AG48 NOTES AND CERTAIN PROVISIONS RELATING THERETO Section 2.1 Authorization and Terms of the Series 2024 (FFB AG48) Note. There shall be created and established an Additional Obligation in the form of a future advance promissory note known as and entitled the “Series 2024 (FFB AG48) Note,” the form,

7 terms and conditions of which shall be substantially as set forth in or determined by the method prescribed pursuant to this Section and Section 2.2 hereof. The face principal amount of the Series 2024 (FFB AG48) Note is limited to $17,515,000. The Series 2024 (FFB AG48) Note shall be authenticated and delivered as a Conditional Obligation pursuant to Section 4.8 of the Original Indenture. If the Series 2024 (FFB AG48) Note is duly executed and issued by the Company, authenticated and delivered by the Trustee and received and held by FFB, then any advance under the Series 2024 (FFB AG48) Note made in compliance with Section 4.8 of the Original Indenture will be equally and proportionately secured under the Indenture with all other Outstanding Secured Obligations. The Series 2024 (FFB AG48) Note shall be dated May 30, 2024. The Series 2024 (FFB AG48) Note shall have a final maturity date of December 31, 2050, and each advance under the Series 2024 (FFB AG48) Note shall bear interest from the date of advance until the maturity date for such advance (unless repaid sooner) at rates calculated as provided for in the form of note prescribed pursuant to Section 2.2 hereof. The Series 2024 (FFB AG48) Note shall be authenticated and delivered to, and made payable to, FFB. All payments, including prepayments, made on the Series 2024 (FFB AG48) Note shall be made as provided in the Series 2024 (FFB AG48) Note and the Amended and Restated Loan Contract (and shall not be governed by the provisions of Section 1.14 or Article XIV of the Original Indenture), and shall be made in lawful money of the United States of America which will be immediately available on the date payment is due. Section 2.2 Form of the Series 2024 (FFB AG48) Note. The Series 2024 (FFB AG48) Note and the Trustee’s certificate of authentication for the Series 2024 (FFB AG48) Note shall be substantially in the form set forth in an Officers’ Certificate to be delivered to the Trustee by the Company, which shall establish the terms and conditions of the Series 2024 (FFB AG48) Note pursuant to Section 2.1 of the Original Indenture, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture. Pursuant to Section 1.20 of the Original Indenture, the United States of America, acting by and through the Administrator of RUS, shall be, and shall have the rights of, the Holder of the Series 2024 (FFB AG48) Note for all purposes under the Indenture at all times during which the Series 2024 (FFB AG48) Note continues to be guaranteed by the United States of America, acting by and through the Administrator of RUS. Section 2.3 Authorization and Terms of the Series 2024 (RUS AG48) Reimbursement Note. There shall be created and established an Additional Obligation in the form of a reimbursement note known as and entitled the “Series 2024 (RUS AG48) Reimbursement Note,” the form, terms and conditions of which shall be substantially as set forth in or determined by the method prescribed pursuant to this Section and Section 2.4 hereof.

8 If the Series 2024 (RUS AG48) Reimbursement Note is duly executed and issued by the Company, authenticated and delivered by the Trustee and received and held by the Holder thereof, then reimbursement obligations evidenced thereunder that relate to advances under the Series 2024 (FFB AG48) Note made in compliance with Section 4.8 of the Original Indenture will be equally and proportionately secured under the Indenture with all other Outstanding Secured Obligations. The Series 2024 (RUS AG48) Reimbursement Note shall be dated May 30, 2024. The Series 2024 (RUS AG48) Reimbursement Note shall mature and shall bear interest for the periods and at the rates calculated as provided for in the form of note prescribed pursuant to Section 2.4 hereof. The Series 2024 (RUS AG48) Reimbursement Note shall be authenticated and delivered to, and made payable to, the United States of America, acting by and through the Administrator of RUS. All payments, including prepayments, made on the Series 2024 (RUS AG48) Reimbursement Note shall be made as provided in the Series 2024 (RUS AG48) Reimbursement Note and the Amended and Restated Loan Contract (and shall not be governed by the provisions of Section 1.14 or Article XIV of the Original Indenture) to the United States of America, acting by and through the Administrator of RUS, at the United States Treasury, Washington, D.C., and shall be made in lawful money of the United States of America which will be immediately available on the date payment is due. The Series 2024 (RUS AG48) Reimbursement Note is an Additional Obligation issued by the Company for the purpose of evidencing the Company’s obligation to reimburse the United States of America, acting by and through the Administrator of RUS, for all amounts paid, or for any advances or loans made to or on behalf of the Company, on account of the guarantee by the United States of America, pursuant to the Rural Electrification Act of 1936, as amended, of the Series 2024 (FFB AG48) Note, and related interest, fees, costs, penalties, charges and other amounts, and constitutes an “RUS Reimbursement Obligation” as described in Section 4.9 of the Original Indenture. Section 2.4 Form of the Series 2024 (RUS AG48) Reimbursement Note. The Series 2024 (RUS AG48) Reimbursement Note and the Trustee’s certificate of authentication for such Series 2024 (RUS AG48) Reimbursement Note shall be substantially in the form set forth in an Officers’ Certificate to be delivered to the Trustee by the Company, which shall establish the terms and conditions of the Series 2024 (RUS AG48) Reimbursement Note pursuant to Section 2.1 of the Original Indenture, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture.

9 ARTICLE III THE AH48 NOTES AND CERTAIN PROVISIONS RELATING THERETO Section 3.1 Authorization and Terms of the Series 2024 (FFB AH48) Note. There shall be created and established an Additional Obligation in the form of a future advance promissory note known as and entitled the “Series 2024 (FFB AH48) Note,” the form, terms and conditions of which shall be substantially as set forth in or determined by the method prescribed pursuant to this Section and Section 3.2 hereof. The face principal amount of the Series 2024 (FFB AH48) Note is limited to $755,208,000. The Series 2024 (FFB AH48) Note shall be authenticated and delivered as a Conditional Obligation pursuant to Section 4.8 of the Original Indenture. If the Series 2024 (FFB AH48) Note is duly executed and issued by the Company, authenticated and delivered by the Trustee and received and held by FFB, then any advance under the Series 2024 (FFB AH48) Note made in compliance with Section 4.8 of the Original Indenture will be equally and proportionately secured under the Indenture with all other Outstanding Secured Obligations. The Series 2024 (FFB AH48) Note shall be dated May 30, 2024. The Series 2024 (FFB AH48) Note shall have a final maturity date of December 31, 2048, and each advance under the Series 2024 (FFB AH48) Note shall bear interest from the date of advance until the maturity date for such advance (unless repaid sooner) at rates calculated as provided for in the form of note prescribed pursuant to Section 3.2 hereof. The Series 2024 (FFB AH48) Note shall be authenticated and delivered to, and made payable to, FFB. All payments, including prepayments, made on the Series 2024 (FFB AH48) Note shall be made as provided in the Series 2024 (FFB AH48) Note and the Amended and Restated Loan Contract (and shall not be governed by the provisions of Section 1.14 or Article XIV of the Original Indenture), and shall be made in lawful money of the United States of America which will be immediately available on the date payment is due. Section 3.2 Form of the Series 2024 (FFB AH48) Note. The Series 2024 (FFB AH48) Note and the Trustee’s certificate of authentication for the Series 2024 (FFB AH48) Note shall be substantially in the form set forth in an Officers’ Certificate to be delivered to the Trustee by the Company, which shall establish the terms and conditions of the Series 2024 (FFB AH48) Note pursuant to Section 2.1 of the Original Indenture, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture. Pursuant to Section 1.20 of the Original Indenture, the United States of America, acting by and through the Administrator of RUS, shall be, and shall have the rights of, the Holder of the Series 2024 (FFB AH48) Note for all purposes under the Indenture at all times during which the

10 Series 2024 (FFB AH48) Note continues to be guaranteed by the United States of America, acting by and through the Administrator of RUS. Section 3.3 Authorization and Terms of the Series 2024 (RUS AH48) Reimbursement Note. There shall be created and established an Additional Obligation in the form of a reimbursement note known as and entitled the “Series 2024 (RUS AH48) Reimbursement Note,” the form, terms and conditions of which shall be substantially as set forth in or determined by the method prescribed pursuant to this Section and Section 3.4 hereof. If the Series 2024 (RUS AH48) Reimbursement Note is duly executed and issued by the Company, authenticated and delivered by the Trustee and received and held by the Holder thereof, then reimbursement obligations evidenced thereunder that relate to advances under the Series 2024 (FFB AH48) Note made in compliance with Section 4.8 of the Original Indenture will be equally and proportionately secured under the Indenture with all other Outstanding Secured Obligations. The Series 2024 (RUS AH48) Reimbursement Note shall be dated May 30, 2024. The Series 2024 (RUS AH48) Reimbursement Note shall mature and shall bear interest for the periods and at the rates calculated as provided for in the form of note prescribed pursuant to Section 3.4 hereof. The Series 2024 (RUS AH48) Reimbursement Note shall be authenticated and delivered to, and made payable to, the United States of America, acting by and through the Administrator of RUS. All payments, including prepayments, made on the Series 2024 (RUS AH48) Reimbursement Note shall be made as provided in the Series 2024 (RUS AH48) Reimbursement Note and the Amended and Restated Loan Contract (and shall not be governed by the provisions of Section 1.14 or Article XIV of the Original Indenture) to the United States of America, acting by and through the Administrator of RUS, at the United States Treasury, Washington, D.C., and shall be made in lawful money of the United States of America which will be immediately available on the date payment is due. The Series 2024 (RUS AH48) Reimbursement Note is an Additional Obligation issued by the Company for the purpose of evidencing the Company’s obligation to reimburse the United States of America, acting by and through the Administrator of RUS, for all amounts paid, or for any advances or loans made to or on behalf of the Company, on account of the guarantee by the United States of America, pursuant to the Rural Electrification Act of 1936, as amended, of the Series 2024 (FFB AH48) Note, and related interest, fees, costs, penalties, charges and other amounts, and constitutes an “RUS Reimbursement Obligation” as described in Section 4.9 of the Original Indenture. Section 3.4 Form of the Series 2024 (RUS AH48) Reimbursement Note. The Series 2024 (RUS AH48) Reimbursement Note and the Trustee’s certificate of authentication for such Series 2024 (RUS AH48) Reimbursement Note shall be substantially in

11 the form set forth in an Officers’ Certificate to be delivered to the Trustee by the Company, which shall establish the terms and conditions of the Series 2024 (RUS AH48) Reimbursement Note pursuant to Section 2.1 of the Original Indenture, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture. ARTICLE II MISCELLANEOUS Section 2.1 Supplemental Indenture. This Eighty-Eighth Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture, and shall form a part thereof, and the Original Indenture, as heretofore and hereby supplemented and amended, is hereby confirmed. Except to the extent inconsistent with the express terms of this Eighty-Eighth Supplemental Indenture, the Amended and Restated Loan Contract and the Notes, all of the provisions, terms, covenants and conditions of the Indenture generally applicable to the payment or redemption of all Obligations shall be applicable to the Notes to the same extent as if specifically set forth herein. All capitalized terms used in this Eighty-Eighth Supplemental Indenture but not defined herein shall have the same meanings ascribed to them in the Original Indenture, as such terms may have been or may be amended or modified from time to time pursuant to the Indenture, except in cases where the context clearly indicates otherwise. All references herein to Sections, Articles, definitions or other provisions of the Original Indenture shall be to such Sections, Articles, definitions or other provisions as they may be amended or modified from time to time pursuant to the Indenture. Section 2.2 Recitals. All recitals in this Eighty-Eighth Supplemental Indenture are made by the Company only and not by the Trustee; and all of the provisions contained in the Indenture, in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect hereof as fully and with like effect as if set forth herein in full. Section 2.3 Successors and Assigns. Whenever in this Eighty-Eighth Supplemental Indenture any of the parties hereto is named or referred to, this shall, subject to the provisions of Articles IX and XI of the Original Indenture, be deemed to include the successors and assigns of such party, and all the covenants and agreements in this Eighty-Eighth Supplemental Indenture contained by or on behalf of the Company, or by or on behalf of the Trustee shall, subject as aforesaid, bind and inure to the respective benefits of the respective successors and assigns of such parties, whether so expressed or not.

12 Section 2.4 No Rights, Remedies, Etc. Nothing in this Eighty-Eighth Supplemental Indenture, expressed or implied, is intended, or shall be construed, to confer upon, or to give to, any person, firm or corporation, other than the parties hereto and the Holders of the Outstanding Secured Obligations, any right, remedy or claim under or by reason of this Eighty-Eighth Supplemental Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all the covenants, conditions, stipulations, promises and agreements in this Eighty-Eighth Supplemental Indenture contained by or on behalf of the Company shall be for the sole and exclusive benefit of the parties hereto, and of the Holders of Outstanding Secured Obligations. Section 2.5 Counterparts. This Eighty-Eighth Supplemental Indenture may be executed in several counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts, or as many of them as the Company and the Trustee shall preserve undestroyed, shall together constitute but one and the same instrument. Section 2.6 Security Agreement and Financing Statement. To the extent permitted by applicable law, this Eighty-Eighth Supplemental Indenture shall be deemed to be a Security Agreement and Financing Statement whereby the Company grants to the Trustee a security interest in all of the Trust Estate that is personal property or fixtures under the Uniform Commercial Code, as adopted or hereafter adopted in one or more of the states in which any part of the properties of the Company are situated. The mailing address of the Company, as debtor is: Oglethorpe Power Corporation (An Electric Membership Corporation) 2100 East Exchange Place Tucker, Georgia 30084-5336, and the mailing address of the Trustee, as secured party, is: U.S. Bank Trust Company, National Association Attention: Global Corporate Trust 2 Concourse Parkway, Suite 800 Atlanta, Georgia 30328 [Signatures Begin on Next Page.]

IN WITNESS WHEREOF, the parties hereto have caused this Eighty-Eighth Supplemental Indenture to be duly executed under seal as of the day and year first written above. Company: OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), an electric membership corporation organized under the laws of the State of Georgia By: /s/ Elizabeth B. Higgins Elizabeth B. Higgins Executive Vice President and Chief Financial Officer Signed, sealed and delivered Attest: /s/ Kimberly D. Adams by the Company in the presence of: Kimberly D. Adams Secretary /s/ Shalewa Smith [CORPORATE SEAL] Witness /s/ Melanie Thomas Notary Public (Notarial Seal) My commission expires: 8/5/2025 [Signatures Continued on Next Page.]

[Signatures Continued from Previous Page] Trustee: U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association By: /s/ Jack Ellerin Authorized Agent Signed and delivered by the Trustee in the presence of: /s/ Witness Witness /s/ Felicia Powell Notary Public (Notarial Seal) My commission expires: June 20, 2026

Exhibit A All property (other than Excepted Property and Excludable Property) of the Company in the Counties of Appling, Burke, Carroll, Coweta, DeKalb, Effingham, Floyd, Hart, Heard, Mitchell, Monroe, Murray, Talbot, Toombs, Walton, Warren, Washington and Whitfield, State of Georgia, whether now owned or hereafter acquired.

Schedule 1 RECORDING INFORMATION FOR _____________ COUNTY, GEORGIA DOCUMENT RECORDING INFORMATION DATE OF RECORDING Original Indenture First Supplemental Indenture Second Supplemental Indenture Third Supplemental Indenture Fourth Supplemental Indenture Fifth Supplemental Indenture Sixth Supplemental Indenture Seventh Supplemental Indenture Eighth Supplemental Indenture Ninth Supplemental Indenture Tenth Supplemental Indenture Eleventh Supplemental Indenture Twelfth Supplemental Indenture Thirteenth Supplemental Indenture Fourteenth Supplemental Indenture Fifteenth Supplemental Indenture Sixteenth Supplemental Indenture Seventeenth Supplemental Indenture Eighteenth Supplemental Indenture Nineteenth Supplemental Indenture Twentieth Supplemental Indenture Twenty-First Supplemental Indenture Twenty-Second Supplemental Indenture Twenty-Third Supplemental Indenture Twenty-Fourth Supplemental Indenture Twenty-Fifth Supplemental Indenture

DOCUMENT RECORDING INFORMATION DATE OF RECORDING Twenty-Sixth Supplemental Indenture Twenty-Seventh Supplemental Indenture Twenty-Eighth Supplemental Indenture Twenty-Ninth Supplemental Indenture Thirtieth Supplemental Indenture Thirty-First Supplemental Indenture Thirty-Second Supplemental Indenture Thirty-Third Supplemental Indenture Thirty-Fourth Supplemental Indenture Thirty-Fifth Supplemental Indenture Thirty-Sixth Supplemental Indenture Thirty-Seventh Supplemental Indenture Thirty-Eighth Supplemental Indenture Thirty-Ninth Supplemental Indenture Fortieth Supplemental Indenture Forty-First Supplemental Indenture Forty-Second Supplemental Indenture Forty-Third Supplemental Indenture Forty-Fourth Supplemental Indenture Forty-Fifth Supplemental Indenture Forty-Sixth Supplemental Indenture Forty-Seventh Supplemental Indenture Forty-Eighth Supplemental Indenture Forty-Ninth Supplemental Indenture Fiftieth Supplemental Indenture Fifty-First Supplemental Indenture Fifty-Second Supplemental Indenture Fifty-Third Supplemental Indenture Fifty-Fourth Supplemental Indenture Fifty-Fifth Supplemental Indenture

DOCUMENT RECORDING INFORMATION DATE OF RECORDING Fifty-Sixth Supplemental Indenture Fifty-Seventh Supplemental Indenture Fifty-Eighth Supplemental Indenture Fifty-Ninth Supplemental Indenture Sixtieth Supplemental Indenture Sixty-First Supplemental Indenture Sixty-Second Supplemental Indenture Sixty-Third Supplemental Indenture Sixty-Fourth Supplemental Indenture Sixty-Fifth Supplemental Indenture Sixty-Sixth Supplemental Indenture Sixty-Seventh Supplemental Indenture Sixty-Eighth Supplemental Indenture Sixty-Ninth Supplemental Indenture Seventieth Supplemental Indenture Seventy-First Supplemental Indenture Seventy-Second Supplemental Indenture Seventy-Third Supplemental Indenture Seventy-Fourth Supplemental Indenture Seventy-Fifth Supplemental Indenture Seventy-Sixth Supplemental Indenture Seventy-Seventh Supplemental Indenture Seventy-Eighth Supplemental Indenture Seventy-Ninth Supplemental Indenture Eightieth Supplemental Indenture Eighty-First Supplemental Indenture Eighty-Second Supplemental Indenture Eighty-Third Supplemental Indenture Eighty-Fourth Supplemental Indenture Eighty-Fifth Supplemental Indenture Eighty-Sixth Supplemental Indenture

DOCUMENT RECORDING INFORMATION DATE OF RECORDING Eighty-Seventh Supplemental Indenture